Exhibit 99.1

indie Semiconductor Announces Pricing of Private Offering

ALISO VIEJO, Calif.—December 3, 2024-- indie Semiconductor, Inc. (“indie” or “we”) (NASDAQ: INDI), an automotive solutions innovator, today announced the pricing of its offering of $190 million aggregate principal amount of its 3.50% Convertible Senior Notes due 2029 (the “notes”) through a private offering to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The offering was upsized from the originally announced offering of $175 million aggregate principal amount of notes. indie has also granted the initial purchasers in the offering an option to purchase, during a 13-day period beginning on, and including, the date on which the notes are first issued, up to an additional $28.5 million aggregate principal amount of notes. The offering is expected to close on December 6, 2024, subject to customary closing conditions.

The notes will be senior unsecured obligations of indie, and interest on the notes will be payable semiannually in arrears on June 15 and December 15 of each year, beginning on June 15, 2025. The notes will mature on December 15, 2029, unless earlier repurchased, redeemed or converted.

indie estimates that the net proceeds from the offering will be approximately $183.3 million (or approximately $210.9 million if the initial purchasers exercise their option to purchase additional notes in full), after deducting fees and estimated offering expenses payable by indie. indie expects to use approximately $20.3 million of the net proceeds from the notes offering to pay the cost of the capped call transactions (as defined below). If the initial purchasers exercise their option to purchase additional notes, indie expects to use a portion of the net proceeds from the sale of the additional notes to enter into additional capped call transactions with the option counterparties. indie intends to use the remainder of the net proceeds from the offering for working capital and general corporate purposes, which may include potential acquisitions. However, indie does not have agreements or understandings with respect to any acquisitions at this time.

indie may not redeem the notes prior to December 20, 2027. indie may redeem for cash all or any portion of the notes, at indie’s option, on or after December 20, 2027 if the last reported sale price of indie’s Class A common stock (the “common stock”), as determined by indie, has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which indie provides notice of redemption, at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date. If indie redeems fewer than all the outstanding notes, at least $50 million aggregate principal amount of notes must be outstanding and not subject to redemption as of the relevant redemption notice date.

The notes will be convertible into cash, shares of common stock or a combination of cash and shares of common stock, at indie’s election, at an initial conversion rate of 194.6188 shares of common stock per $1,000 principal amount of notes, which is equivalent to an initial conversion price of approximately $5.14 per share of common stock. The initial conversion price of the notes represents a premium of approximately 27.5% to the $4.03 per share last reported sale price of the common stock on The Nasdaq Capital Market on December 3, 2024.

Prior to the close of business on the business day immediately preceding September 15, 2029, the notes will be convertible at the option of the holders only upon the satisfaction of certain conditions and during certain periods. Thereafter, until the close of business on the second scheduled trading day immediately preceding the maturity date, the notes will be convertible at the option of the holders at any time regardless of these conditions. If indie undergoes a “fundamental change” (as defined in the indenture governing the notes), holders may require indie to repurchase for cash all or any portion of their notes at a price equal to 100% of the principal amount of the notes to be repurchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date. In addition, if a “make-whole fundamental change” (as defined in the indenture governing the notes) occurs prior to the maturity date, or if indie delivers a notice of redemption, indie will, under certain circumstances, increase the conversion rate by a number of additional shares of common stock for notes that are converted in connection with such make-whole fundamental change or for notes called (or deemed called) for redemption that are converted in connection with such notice of redemption.

In connection with the pricing of the notes, indie entered into privately negotiated capped call transactions (the “capped call transactions”) with certain of the initial purchasers or their respective affiliates and other financial institutions (the “option counterparties”). The capped call transactions cover, subject to customary adjustments substantially similar to those applicable to the notes, the number of shares of indie’s common stock initially underlying the notes. The capped call transactions are expected generally to reduce the potential dilution to indie’s common stock upon any conversion of the notes and/or offset any cash payments indie may be required to make in excess of the principal amount of converted notes, as the case may be, with such reduction and/or offset subject to a cap initially equal to $8.06 per share (which represents a premium of 100% over the last reported sale price of the common stock on The Nasdaq Capital Market on December 3, 2024), subject to certain adjustments under the terms of the capped call transactions.

In connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to purchase shares of indie’s common stock and/or enter into various derivative transactions with respect to indie’s common stock concurrently with or shortly after the pricing of the notes. These activities could increase (or reduce the size of any decrease in) the market price of indie’s common stock or the notes at that time. In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to indie’s common stock and/or purchasing or selling common stock or other securities of indie in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so during any observation period related to a conversion of the notes or, to the extent indie exercises the relevant election under the capped call transactions, following any repurchase or redemption of the notes). This activity could also cause or avoid an increase or a decrease in the market price of indie’s common stock or the notes, which could affect the ability of holders to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of the notes, it could affect the number of shares and value of the consideration that a holder will receive upon conversion of its notes.

The notes and the shares of common stock issuable upon conversion of the notes, if any, have not been, and will not be, registered under the Securities Act, or under any state securities laws, and may not be offered or sold in the United States without registration under, or an applicable exemption from, the registration requirements. This press release is not an offer to sell, nor is it a solicitation of an offer to buy, these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state or any jurisdiction.

About indie

Headquartered in Aliso Viejo, CA, indie is empowering the automotive revolution with next generation semiconductors, photonics and software platforms. We focus on developing innovative, high-performance and energy-efficient technology for ADAS, in-cabin user experience and electrification applications. Our mixed-signal SoCs enable edge sensors spanning Radar, LiDAR, Ultrasound, and Computer Vision, while our embedded system control, power management and interfacing solutions transform the in-cabin experience and accelerate increasingly automated and electrified vehicles. As a global innovator, we are an approved vendor to Tier 1 partners and our solutions can be found in marquee automotive OEMs worldwide.

Safe Harbor Statement

This communication contains “forward-looking statements” (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended). Such statements can be identified by words such as “will likely result,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “plan,” “project,” “outlook,” “should,” “could,” “may” or words of similar meaning and include, but are not limited to, statements regarding our future business and financial performance and prospects, including our expectations regarding the offering of the notes and the capped call transactions described in this press release, the completion of the offering on the anticipated terms or at all, including the satisfaction of the closing conditions related to the offering, the expected impact of the capped call transactions and the anticipated use of proceeds from the offering. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results included in such forward-looking statements. In addition to the factors previously disclosed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC on February 29, 2024 (and as amended by Amendment No. 1 to the Form 10-K filed with the SEC on March 20, 2024) and in our other public reports filed with the SEC (including those identified under “Risk Factors” therein), the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: macroeconomic conditions, including inflation, rising interest rates and volatility in the credit and financial markets; the impacts of the ongoing conflicts in Ukraine and the Middle East, our reliance on contract manufacturing and outsourced supply chain and the availability of semiconductors and manufacturing capacity; competitive products and pricing pressures; our ability to win competitive bid selection processes and achieve additional design wins; the impact of recent acquisitions made and any other acquisitions we may make, including our ability to successfully integrate acquired businesses and risks that the anticipated benefits of any acquisitions may not be fully realized or take longer to realize than expected; our ability to develop, market and gain acceptance for new and enhanced products and expand into new technologies and markets; trade restrictions and trade tensions; and political or economic instability in our target markets; the inability to maintain the listing of our common stock on Nasdaq; our ability to effectively deploy the net proceeds from the issuance of the notes; and other risks described from time to time in periodic and current reports that we file with the SEC. All forward-looking statements in this press release are expressly qualified in their entirety by the foregoing cautionary statements.

Investors are cautioned not to place undue reliance on the forward-looking statements in this press release, which information set forth herein speaks only as of the date hereof. We do not undertake, and we expressly disclaim, any intention or obligation to update any forward-looking statements made in this announcement or in our other public filings, whether as a result of new information, future events or otherwise, except as required by law.

Media Inquiries

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Investor Relations

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Source: indie Semiconductor

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